                            ASSET PURCHASE AGREEMENT

                                dated as of November 22, 2000

                                 by and between

                       PRESGAR IMAGING OF HIGHWAY, L.L.C.
                                as the Purchaser

                                       and

                      HEALTHCARE INTEGRATED SERVICES, INC.
                                  as the Seller

                                TABLE OF CONTENTS

                                                                         Page

1.      DEFINITIONS......................................................- 1 -
        -----------
               1.1    Defined Terms......................................- 1 -
                      -------------
               1.2    Use of Defined Terms........................ ......- 4 -
                      --------------------
               1.3    Accounting Terms...................................- 4 -
                      ----------------
               1.4    Sections and Schedules.............................- 4 -
                      ----------------------
               1.5    Miscellaneous Terms................................- 4 -
                      -------------------

2.      PURCHASE AND SALE OF ASSETS......................................- 4 -
        ---------------------------
               2.1    Sale and Purchase of Assets........................- 4 -
                      ---------------------------
               2.2    Excluded Assets....................................- 5 -
                      ---------------
               2.3    Assumed Liabilities................................- 6 -
                      -------------------
               2.4    Purchase Price and Payment.........................- 7 -
                      --------------------------
               2.5    Allocation of Purchase Price.......................- 7 -
                      ----------------------------
               2.6    Transfer Taxes......................... ...........- 7 -
                      --------------
               2.7    Further Assurances.................................- 7 -
                      ------------------
               2.8    Risk of Loss......................... .............- 7 -
                      ------------

3.      CLOSING..........................................................- 7 -
        -------
               3.1    Closing Date.......................................- 8 -
                      ------------
               3.2    Deliveries by the Purchaser at the Closing.........- 8 -
                      ------------------------------------------
               3.3    Deliveries by the Seller at the Closing............- 8 -
                      ---------------------------------------

4.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER
         ................................................................- 9 -
               4.1    Organization and Qualification.....................- 9 -
                      ------------------------------
               4.2    Authority..........................................- 9 -
                      ---------
               4.3    Compliance.........................................- 9 -
                      ----------
               4.4    Property..........................................- 10 -
                      --------
               4.5    Consents..........................................- 10 -
                      --------
               4.6    Permits and Licenses..............................- 10 -
                      --------------------
               4.7    Employees Arrangements............................- 10 -
                      ----------------------
               4.8    Compliance With Laws..............................- 10 -
                      --------------------
               4.9    Legal Proceedings.................................- 10 -
                      -----------------
               4.10   Finder's Fee......................................- 11 -
                      ------------

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
        PURCHASER.......................................................- 11 -
        ---------
               5.1    Organization......................................- 11 -
                      ------------
               5.2    Authority.........................................- 11 -
                      ---------

               5.3    Compliance........................................- 11 -
                      ----------
               5.4    Consents..........................................- 11 -
                      --------

6.      COVENANTS.......................................................- 11 -
        ---------
               6.1    Confidentiality...................................- 11 -
                      ---------------
               6.2    Sieman's Magnet...................................- 12 -
                      ---------------

7.      CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS.............- 12 -
        ---------------------------------------------------
               7.1    Consents..........................................- 12 -
                      --------
               7.2    Absence of Litigation.............................- 12 -
                      ---------------------
               7.3    No Injunction.....................................- 13 -
                      -------------
               7.4    Casualty Losses; Material Change..................- 13 -
                      --------------------------------
               7.5    Accuracy of Representations and Warranties........- 13 -
                      ------------------------------------------
               7.6    Performance by the Seller.........................- 13 -
                      -------------------------

8.      CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS................- 13 -
        ------------------------------------------------
               8.1    Consents..........................................- 13 -
                      --------
               8.2    Absence of Litigation.............................- 13 -
                      ---------------------
               8.3    No Injunction.....................................- 13 -
                      -------------
               8.4    Accuracy of Representations and Warranties........- 13 -
                      ------------------------------------------
               8.5    Performance by the Purchaser......................- 14 -
                      ----------------------------

9.      SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION....................- 14 -
        --------------------------------------------
               9.1    Survival of Representation and Warranties.........- 14 -
                      -----------------------------------------
               9.2    Indemnification by the Seller.....................- 14 -
                      -----------------------------
               9.3    Indemnification by the Purchaser..................- 14 -
                      --------------------------------
               9.4    Third Party Claims................................- 14 -
                      ------------------

10.     TERMINATION.....................................................- 15 -
        -----------
               10.1   Right to Terminate................................- 15 -
                      ------------------
               10.2   Obligations to Cease..............................- 16 -
                      --------------------

11.     OBLIGATIONS AFTER THE CLOSING...................................- 16 -
        -----------------------------
               11.1   Tax Audits........................................- 16 -
                      ----------
               11.2   Access............................................- 16 -
                      ------
               11.3   Operation of the Facility.........................- 16 -
                      -------------------------

12.     MISCELLANEOUS...................................................- 16 -
        -------------
               12.1   Legal and Accounting Expenses.....................- 16 -
                      -----------------------------
               12.2   Publicity.........................................- 16 -
                      ---------
               12.3   Headings..........................................- 17 -
                      --------
               12.4   Notices...........................................- 17 -
                      -------
               12.5   Successors and Assigns............................- 18 -
                      ----------------------

294584.2
                                            - ii -

               12.6   Governing Law.....................................- 18 -
                      -------------
               12.7   Entire Agreement..................................- 18 -
                      ----------------
               12.8   Counterparts......................................- 18 -
                      ------------
               12.9   Severability......................................- 18 -
                      ------------
               12.10  No Prejudice......................................- 18 -
                      ------------
               12.11  No Third Party Beneficiaries......................- 18 -
                      ----------------------------
               12.12  Amendment and Modification........................- 18 -
                      --------------------------
               12.13  Schedules.........................................- 18 -
                      ---------
               12.14  Waiver............................................- 19 -
                      ------

                            ASSET PURCHASE AGREEMENT

        THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of November 22, 2000 by and between PresGar Imaging of Highway, L.L.C., a New York limited liability company (the "Purchaser"), and HealthCare Integrated Services, Inc., a Delaware corporation (the "Seller").

        WHEREAS, the Seller currently operates a magnetic resonance imaging facility located at 2095 Flatbush Avenue, Brooklyn, New York (the "Facility");

        WHEREAS, the Purchaser desires to purchase (the "Asset Purchase"), and the Seller desires to sell, all right, title and interest in and to the assets of the Seller set forth herein relating to the Facility, and the Seller desires to assign, and the Purchaser desires to assume, the obligations and liabilities of the Seller with respect to the Facility, subject, in each case, to the exceptions, terms and conditions set forth herein; and

        WHEREAS, the Board of Directors or other appropriate body of each the Purchaser and the Seller have duly approved the Asset Purchase.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

1.      DEFINITIONS.

        1.1 Defined Terms. As used herein, the following terms shall have the following meanings:

               Accounts Receivable:   Defined in Section 2.2(a).
               -------------------

               Acquired Assets:  Defined in Section 2.1.
               ---------------

               Agreement:  Defined in the prologue of this Agreement.
               ---------

               Asset Purchase:  Defined in the prologue of this Agreement.
               --------------

               Assigned Contracts:  Defined in Section 2.1(d).
               ------------------

               Assumed Liabilities:  Defined in Section 2.3.
               -------------------

               Business Day:  A day on which commercial banks in the State of
               ------------
New York are authorized to be open for business or are not required to close.

               Claims and Encumbrances:  Defined in Section 4.4.
               -----------------------

               Closing:  The consummation of the purchase and sale contemplated
               -------
by this Agreement.

               Closing Date:  Defined in Section 3.1.
               ------------

               Code:  The Internal Revenue Code of 1986, as amended, and the
               ----
rules and regulations promulgated thereunder.

               Confidential Information: All non-public information and records, including the existence and terms of this Agreement, whether written or oral, concerning the business of the other party hereto; provided, however, that the term Confidential Information shall not include information or data which (a) at the time of disclosure is generally available to and known by the public other than as a result of disclosure in violation of Section 6.1, (b) is or becomes available to a party on a non-confidential basis from a source other than the other party or its agents or advisors; provided, however, that such source is not bound by a confidentiality agreement or obligation of secrecy in respect thereof or (c) may be disclosed by the parties pursuant to Section 12.2.

               Consents: All governmental and third party consents, permits, approvals, orders, authorizations, qualifications, and waivers required to be received by a Person for the consummation of the transactions contemplated by this Agreement.

               Contract: Any contract, agreement, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right, instrument (including insurance policies or benefit plans), invoice, purchase order, sales order or other similar document or agreement, whether written or oral.

               Dollars or "$": The legal currency of the United States of America.

               DVI Lease: The Capital Lease, dated September 17, 1998, between the Seller and DVI Realty Company.

               EBITDA:  Earnings before interest, taxes, depreciation and
               ------
amortization, calculated in accordance with GAAP.

               Employees: All persons employed by the Seller at the Facility, who are employed on the day immediately prior to the Closing Date, including any persons on disability, sick leave, layoff or leave of absence from such employment, whose names and current annual salaries are set forth on Schedule 4.7.

               Excluded Assets:  Defined in Section 2.2.
               ---------------

               Facility:  Defined in the prologue of this Agreement.
               --------

               GAAP: Generally accepted accounting principles set forth in the opinions and pronouncements of the Financial Accounting Standards Board, applied on a consistent basis and consistent with past practices.

               Governmental Authority: Any United States or foreign governmental authority, including all agencies, bureaus, commissions, authorities or bodies of the federal government or any state, county, municipal or local government, including any court, judge, justice or magistrate.

               Judgment:  Any judgment, writ, order, injunction, determination,
               --------
award or decree of or by any Governmental Authority.

               Law:  Any statute, ordinance, code, rule, regulation, order or
               ---
other law enacted, adopted, promulgated, applied or followed by any Governmental Authority.

               Lien: Any security agreement, financing statement (whether or not filed), security or other like interest, conditional sale or other title retention agreement, lease or consignment or bailment given for security purposes, lien, mortgage, deed of trust, indenture, pledge, constructive or other trust or attachment.

               Losses:  Defined in Section 9.2.
               ------

               Material Adverse Effect: Any event, circumstance or condition that could reasonably be expected to have, or has had, a material adverse effect on the operations of the Facility.

               Person: Any individual, trustee, corporation, general or limited partnership, limited liability partnership, limited liability company, joint venture, joint stock company, bank, firm, Governmental Authority, trust, association, organization or unincorporated entity of any kind or nature whatsoever.

               Purchase Price:  Defined in Section 2.4.
               --------------

               Purchaser:  Defined in the prologue of this Agreement.
               ---------

               Seller:  Defined in the prologue of this Agreement.
               ------

               Seiman's Magnet:  Defined in Section 6.2.
               ---------------

               Sublease: The Sublease, effective as of the Closing Date, between the Seller and the Purchaser relating to the sublease of the premises at 2095 Flatbush Avenue, Brooklyn, New York, which sublease shall be for a term coterminous with the DVI Lease and on the same terms and conditions as the DVI Lease (including, without limitation, with respect to lease payments).

               Taxes: All foreign, U.S. federal, state, county, local, municipal, sales, corporate income and other taxes, levies, customs duties, impositions, deductions, charges and withholdings, including income, sales and use taxes, and shall include any interest, penalties or additions thereto.

               Tax Returns: All returns, declarations and reports filed with a taxing authority and all information returns and statements of any kind or nature whatsoever filed with a taxing authority.

               Third Party Claim:  Defined in Section 9.4.
               -----------------

        1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

        1.3    Accounting Terms.  All United States accounting terms not
               ----------------
otherwise defined in this Agreement shall be construed in conformity with GAAP.

        1.4 Sections and Schedules. References in this Agreement to Sections and Schedules are to Sections and Schedules of and to this Agreement. The Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

        1.5 Miscellaneous Terms. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, Section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2.      PURCHASE AND SALE OF ASSETS.

        2.1 Sale and Purchase of Assets. Except as set forth in Section 2.2, upon the terms and subject to the conditions set forth herein, at the Closing, the Seller shall sell, convey, transfer, assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, the following assets relating to the Facility (the "Acquired Assets"):

               (a) all furniture, furnishings, fixtures and leasehold improvements set forth on Schedule 2.1(a);
                          ---------------

               (b) all equipment, machinery, tools, personal property and other physical assets set forth on Schedule 2.1(b);
                                   ---------------

               (c) all rights of the Seller with respect to leasehold interests relating to the personal property of the Facility set forth on
Schedule 2.1(c);
---------------

               (d) all rights of the Seller under the Contracts relating to the Facility set forth on Schedule 2.1(d) (the "Assigned Contracts");
                          ---------------

               (e) to the extent permitted by applicable Law, all rights under all permits, consents, plans, registrations and other documents, commitments, arrangements, undertakings, practices or authorizations held in connection with the operation of the Facility set forth on Schedule 2.1(e);

               (f) all office and other supplies and inventories used by the Seller in connection with the Facility set forth on Schedule 2.1(f);
                                                    ---------------

               (g)    all computer software and hardware set forth on
Schedule 2.1(g) used in connection with the Facility;
--------------


               (h) all books of account, financial and accounting records, marketing and advertising material, files and patient and supplier lists solely used by the Seller in connection with the Facility; and

               (i) all rights of the Seller relating to or arising out of or under express or implied warranties from suppliers with respect to any of the Acquired Assets relating to the Facility.

               To the extent that the conveyance,  transfer or assignment of any
Assigned  Contract  shall  require  the  Consent  of any  Person  other than the
Purchaser or the Seller, this Agreement shall not constitute any such conveyance, transfer or assignment, or any agreement or attempt to agree to convey, transfer or assign the same, if such action would constitute a breach thereof unless and until such Consent shall have been obtained, provided that the Seller shall, to the extent not prohibited by the relevant Assigned Contract, license the Acquired Assets which are the subject thereof to the Purchaser at the Closing to use in the Facility. Following the Closing Date, the Seller shall, if requested by the Purchaser, use commercially reasonable efforts to obtain the consent of any party or parties to any such Assigned Contract to the transfer, sublease or assignment thereof by the Seller to the Purchaser hereunder in all cases in which such consent is required for transfer, sublease or assignment. If any such consent is not obtained, or if any attempted assignment thereof would be ineffective or would affect the rights of the Seller thereunder such that the Purchaser would not in fact receive all such rights, the Seller shall perform such Assigned Contracts for the account of the Purchaser or otherwise cooperate with the Purchaser in any arrangement reasonably necessary to provide for the Purchaser the benefits under any such agreement. Notwithstanding the foregoing, but subject to Section 2.3, the Seller delegates to the Purchaser and the Purchaser undertakes to pay, perform and discharge in a timely manner all Assigned Contracts under which the Seller is bound with respect to the Facility, whether or not any consent to the assignment thereof is required.

        2.2 Excluded Assets. Notwithstanding anything to the contrary in this Agreement, the Seller shall retain and shall not sell, transfer, convey or assign to the Purchaser, and the Purchaser shall not purchase or acquire, any of the Seller's right, title and interest in and to the following (the "Excluded Assets"):

               (a) all accounts receivable arising from services provided up to the date of the Closing Date, notwithstanding that claims relating thereto have not yet been issued (the "Accounts Receivable"). If the Purchaser receives any payment for the Accounts Receivable owed to the Seller, the Purchaser will promptly remit such payment to the Seller. If the Seller receives any payment for any account receivable owed to the Purchaser, it shall promptly remit such payment to the Purchaser. The Purchaser agrees that any payment made by or on behalf of patients shall be credited to the claim specified in the documentation accompanying such payment. The Seller shall provide the Purchaser with a listing of all such Accounts Receivable retained by the Seller as soon as practicable after the Closing;

               (b)    all cash of the Seller;

               (c)    all marketable securities of the Seller;

               (d) all tax refunds of the Seller related to the Facility or otherwise;

               (e) all causes of action, judgments, claims, demands and other rights of the Seller of every kind or nature arising in connection with the operation of the Facility prior to the Closing;

               (f) all prepaid expenses, advances and deposits, including, but not limited to, those set forth on Schedule 2.2(f);
                                       ---------------

               (g) the Contracts relating to "excess capacity" at the Facility unless the provider requests to transfer the "excess capacity" arrangement to one of the Purchaser's MRI facilities; and

               (h) all of the other assets of the Seller which are not described in Section 2.1.

        2.3    Assumed Liabilities.
               -------------------

               (a) On the Closing Date, the Purchaser shall assume and agree to perform in accordance with their terms all of the Assigned Contracts and leasehold interests assigned to the Purchaser pursuant to Section 2.1, but only to the extent the obligations to be performed are attributable to the period subsequent to the Closing. Except as otherwise expressly provided in Section 2.3, the Purchaser shall not assume or be responsible for any liability or obligation of the Seller, and the Seller shall continue to be responsible for all its known and unknown liabilities and obligations, whether arising prior to, on or subsequent to the Closing Date, not expressly assumed by the Purchaser, whether or not related to the Facility.


               (b) All tangible personal property taxes or assessments chargeable for calendar year 2000 with respect to any of the Acquired Assets, and the unexpired cost of any transferable licenses, shall be prorated as of the Closing Date (which shall be deemed the date of delivery of possession) between the Seller and the Purchaser on the basis of the number of days falling before and after the Closing Date. The Purchaser, at its option, may assume any existing policies of insurance relating to any of the Acquired Assets. In the event of such assumption the unexpired portion of applicable prepaid premiums shall be prorated as of the Closing Date between the Seller and the Purchaser on the basis of the number of days falling before and after the Closing Date. The Seller will use its reasonable efforts to obtain readings with respect to all utilities operated at the Facility as of the day preceding the Closing, and at the Closing, the Seller shall submit to the Purchaser receipts or other appropriate evidence reflecting that all water, electrical, telephone and other utility bills incurred by the Seller in its conduct of the business at the Facility have been paid through the day preceding Closing. All such bills will be subject to later adjustment once evidence of the actual amounts due is available to the parties. At the Purchaser's request, if permitted, the Seller will transfer to the Purchaser use of its existing business telephone number(s). Utility deposits previously paid by the Seller will be refunded by the Purchaser unless the subject utility company requires the Purchaser to make a new deposit, in which case the Seller will be responsible for collecting its deposit from the utility.


        2.4 Purchase Price and Payment. In consideration of the sale of the Acquired Assets hereunder, in addition to assuming the Assumed Liabilities, the Purchaser shall pay to the Seller the purchase price of $700,000 (the "Purchase Price") at the Closing in immediately available funds by wire transfer to an account or accounts designated in writing by the Seller or by certified check or bank cashier's check made payable to the order of the Seller.

        2.5 Allocation of Purchase Price. The Purchase Price for the Acquired Assets shall be allocated by the parties in accordance with Schedule 2.5. The Purchaser and the Seller shall file Tax Returns and reports in accordance with such schedule and neither party shall take a position for tax purposes that is not consistent with the specific allocations set forth on Schedule 2.5.

        2.6 Transfer Taxes. All taxes incurred, if any, in connection with the transactions contemplated by this Agreement, other than the Seller's income taxes, shall be the responsibility of, and paid promptly by, the Purchaser. Each party, as appropriate, shall in a timely manner sign and swear to any return, certificate, questionnaire or affidavit as to any matter within its knowledge required in connection with the payment of any such tax.

        2.7 Further Assurances. With respect to any Acquired Assets which cannot be physically delivered to the Purchaser because they are in the possession of third parties, the Seller will give all necessary instructions to the party in possession thereof and any other person that the Purchaser reasonably shall designate that all of the Seller's right, title and interest in and to the same have been vested in the Purchaser and that the same are to be held for the Purchaser's exclusive use and benefit.

        2.8 Risk of Loss. The Seller shall bear the risk of loss for the Acquired Assets until the Acquired Assets are transferred to the Purchaser on the Closing Date, and the Seller shall be entitled to retain any insurance proceeds received, or any other rights, as a result of any such loss.

3.      CLOSING.

        3.1 Closing Date. The closing shall take place at the offices of Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174 on November 15, 2000, at 10:00 a.m. (local time) or such other location, date and time as to which the parties may mutually agree (the "Closing Date").

        3.2 Deliveries by the Purchaser at the Closing. At the Closing, the Purchaser shall have delivered to the Seller the following:

               (a)    the Purchase Price;

               (b) resolutions duly adopted by the Managers of the Purchaser authorizing the transactions contemplated hereby, certified by the Secretary of the Purchaser;

               (c) a certificate executed by the Chief Executive Officer of the Purchaser certifying that the representations and warranties contained in
Section 5 hereof are true and correct in all material respects as of the date of this Agreement and that the Purchaser has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, including, without limitation, the deliveries required under this Section 3.2;

               (d) certificates issued by the appropriate Governmental Authorities evidencing, as of a recent date, the good standing of the Purchaser in New York;

               (e) copies of the applicable charter documents and all amendments thereto of the Purchaser, certified by the appropriate Governmental Authorities; and

               (f)    the Sublease, duly executed by the Purchaser.

        3.3 Deliveries by the Seller at the Closing. At the Closing, the Seller shall deliver to the Purchaser the following:

               (a) executed and acknowledged (if appropriate) assignments, bills of sale and/or certificates of title, dated the Closing Date, transferring to the Purchaser all of the Acquired Assets;

               (b) resolutions duly adopted by the Board of Directors of the Seller authorizing the transactions contemplated hereby, certified by the Secretary of the Seller;

               (c) a certificate executed by the Chief Executive Officer of the Seller certifying that the representations and warranties contained in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and that the Seller has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, including, without limitation, the deliveries required under this
Section 3.3;

               (d)   certificates   issued  by  the   appropriate   Governmental
Authorities evidencing, as of a recent date, the good standing of the Seller in Delaware and New York;

               (e) copies of the applicable charter instruments and all amendments thereto of the Seller, certified by the appropriate Governmental Authorities; and

               (f)    the Sublease, duly executed by the Seller.

4.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.
        -------------------------------------------------------

        The Seller hereby represents, warrants and covenants to the Purchaser as follows:

        4.1 Organization and Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Seller is duly qualified or licensed as a foreign entity, and in good standing, to do business in the State of New York.

        4.2 Authority. The Seller has (or, as applicable, prior to the Closing will have) all requisite power and authority to enter into this Agreement and the Sublease, and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Sublease, and the transactions contemplated hereby and thereby, have been (or, as applicable, prior to the Closing will be) duly authorized by all necessary action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, this Agreement constitutes the valid and binding agreement of the Seller, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies. The Sublease, when executed and delivered by the Seller, will be duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, will be the valid and binding agreement of the Seller, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies.

        4.3 Compliance. None of the execution and delivery of this Agreement by the Seller, the consummation by the Seller of the transactions contemplated hereby, or compliance by the Seller with any of the provisions hereof, will violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, any of the terms, conditions or provisions of (a) the organizational documents of the Seller; (b) any Assigned Contract; or (c) any Judgment to which any of the Acquired Assets or the Facility may be subject, except for, in the case of each of clauses (b) and (c) above, such violations, conflicts, breaches, defaults or terminations which would not have a Material Adverse Effect.

        4.4 Property. On or prior to the Closing, the Seller will have good and marketable title (or valid leasehold rights in the case of leased property) to the Acquired Assets, free and clear from any liens, mortgages, security interests, charges or encumbrances of any nature whatsoever (the "Claims and Encumbrances") except those noted on Schedule 4.4 and except for Claims and Encumbrances arising by reason of (a) taxes, assessments, governmental charges or claims not yet due; (b) security of payment of workers' compensation or other insurance or social security legislation; (c) deposits to secure public or statutory obligations, or in lieu of surety, performance or appeal bonds, entered into in the ordinary course of business; (d) leases of or other purchase money financing with respect to the Acquired Assets described on Schedule 2.1(c); or (e) operation of law in favor of carriers, warehousemen, landlords, mechanics, material men, laborers, employees or suppliers, incurred in the ordinary course of business for sums which are not yet due. The equipment being sold by the Seller generally has been maintained in good working order and condition (subject to reasonable wear and tear) in all material respects, and all inventories being sold by the Seller having a minimum value of $500 are in good condition in all material respects and do not include materially damaged, defective or obsolete materials.

        4.5 Consents. Except as set forth in Schedule 4.5, no notice to, filing with, or Consent of, any Person is necessary for the consummation by the Seller of the transactions contemplated by this Agreement other than those Consents (a) that are specifically required pursuant hereto and (b) the failure to obtain of which would not have a Material Adverse Effect.

        4.6 Permits and Licenses. Except as set forth on Schedule 4.6, all material permits and licenses issued by any Governmental Authority used by the Seller in connection with the operation of the Facility are in full force and effect in all material respects.

        4.7 Employees Arrangements. The Purchaser is under no obligation to, but may, offer employment to any or all of these Employees. The Seller shall be solely responsible for all compensation accruing with respect to periods on or after the Closing Date with respect to the Employees who are not employed by the Purchaser following the Closing. The Seller shall be solely responsible for all severance and termination payments, if any, to be paid on or after the Closing Date with respect to the Employees who are not employed by the Purchaser following the Closing. The Seller also shall be solely responsible for compensating Employees who are employed by the Purchaser following the Closing for all vacation accrued through the Closing Date with respect to such Employees.

        4.8 Compliance With Laws. The Seller is in compliance in all material respects with all Laws applicable to the operation of the Facility, except for such noncompliance which would not have a Material Adverse Effect.

        4.9 Legal Proceedings. Except as set forth on Schedule 4.9, there is no action, suit, proceeding, complaint, charge, Tax or other audit, investigation or arbitration or other method of settling disputes or disagreements by or before any Governmental Authority pending or, to the knowledge of the Seller, threatened that would have a Material Adverse Effect.

        4.10 Finder's Fee. The Seller has not incurred any obligation of any kind whatsoever to any Person for a finder's fee in connection with the transactions contemplated by this Agreement.

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.
        ----------------------------------------------------------

        The Purchaser hereby represents, warrants and covenants to the Seller as follows:

        5.1 Organization. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of New York.

        5.2 Authority. The Purchaser has (or, as applicable, prior to the Closing will have) all requisite power and authority to enter into this Agreement and the Sublease, and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Sublease, and the transactions contemplated hereby and thereby, have been (or, as applicable, prior to the Closing will be) duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, this Agreement constitutes the valid and binding agreement of the Purchaser, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies. The Sublease, when executed and delivered by the Purchaser, will be duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, will be the valid and binding agreement of the Purchaser, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies.

        5.3 Compliance. None of the execution and delivery of this Agreement by the Purchaser, the consummation by the Purchaser of the transactions contemplated hereby, or compliance by the Purchaser with any of the provisions hereof, will violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, any of the terms, conditions or provisions of (a) the organizational documents of the Purchaser, (b) any material Contracts to which the Purchaser is a party or (c) any Judgment applicable to the Purchaser.

        5.4 Consents. No notice to, filing with, or Consent of, any Person is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement.

6.      COVENANTS.
        ---------

        6.1 Confidentiality. Except as otherwise provided in this Section 6.1, the Purchaser and the Seller shall not disclose any Confidential Information of the other party hereto. Prior to the Closing, each of the Purchaser and the Seller shall use the Confidential Information solely in connection with its analysis and review of the transactions contemplated by this Agreement;

provided that upon and subsequent to the Closing all Confidential Information specifically relating to the Facility provided to the Purchaser by the Seller shall become the property of the Purchaser, and the Purchaser shall have no further obligations in respect thereof pursuant to this Section 6.1.

        6.2 Sieman's Magnet. Each party shall take all actions reasonably necessary or appropriate to sell the Seiman's Impact 1.0 Magneton (the "Seiman's Magnet") located at the Facility and shall periodically report to each other concerning the status thereof. In the event of the sale of the Seiman's Magnet, all gross proceeds from the sale shall be paid to the Seller; provided, however, that if the gross proceeds exceed the sum of $100,000 any amounts in excess of $100,000 shall be paid to the Purchaser. Whether or not any sale proceeds are payable to the Purchaser, in all instances the Purchaser shall be responsible for, and shall bear all costs associated with, the rigging and removal of the Seiman's Magnet from the Facility. The foregoing does not include services necessary to deinstall the Seiman's Magnet, but only the rigging, removal of the equipment and removal of any building walls, if required, and the subsequent replacement thereof, in each case in preparation of the transportation of the Seiman's Magnet. Unless sold prior thereto, the parties agree that the Sieman's Magnet shall be removed on or after (as the parties may determine) the date that is three weeks after the Seller's receipt of notice from the Purchaser that it has received all necessary permits and licenses for the renovation of the Facility, but in no event earlier than December 18, 2000. The Sieman's Magnet may be removed prior to such date as the Seller may determine. If the Seiman's Magnet has not been sold prior to its removal, then the Seller shall be responsible for the transportation and storage thereof until any such sale. The Purchaser agrees that it will maintain reasonable procedures to prevent accidental or other damage to the Sieman's Magnet until its removal and shall use at least the same degree of care with respect to the Sieman's Magnet as the Purchaser uses to protect its own equipment.

7.      CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS.

        The obligation of the Purchaser to purchase the Acquired Assets is subject to the fulfillment and satisfaction, prior to or at the Closing, of the following conditions which may be waived by the Purchaser:

        7.1 Consents. The Seller shall have obtained all Consents required by it for the consummation of the transactions contemplated under this Agreement, other than such Consents which the failure to obtain will not have a Material Adverse Effect.

        7.2 Absence of Litigation. There shall not have been issued and be in effect any order of any court or tribunal of competent jurisdiction which (a) prohibits or makes illegal the purchase by the Purchaser of the Acquired Assets or (b) would impose material limitations on the ability of the Purchaser to effectively exercise full rights of ownership of the Acquired Assets, or of a material portion of the Facility as a result of the transactions contemplated hereby.

        7.3 No Injunction. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.

        7.4 Casualty Losses; Material Change. Since the date of this Agreement, the Facility shall not have suffered any material casualty loss or any material adverse change in its business or operations.

        7.5 Accuracy of Representations and Warranties. The representations and warranties of the Seller shall be true and correct in all material respects as of the date when made and as of Closing Date as though made at that time, and the Purchaser shall have received a certificate attesting thereto from the Seller, duly signed by the Chief Executive Officer of the Seller.

        7.6 Performance by the Seller. The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, including, without limitation, the deliveries required under Section 3.3, and the Purchaser shall have received a certificate attesting thereto from the Seller, duly signed by the Chief Executive Officer of the Seller.

8.      CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS.

        The obligations of the Seller under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Closing, of the following conditions which may be waived by the Seller:

        8.1 Consents. The Purchaser shall have obtained all Consents required by it for the consummation of the transactions contemplated under this Agreement.

        8.2 Absence of Litigation. There shall not have been issued and be in effect any order of any court or tribunal of competent jurisdiction which prohibits or makes illegal the sale of the Acquired Assets.

        8.3 No Injunction. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.

        8.4 Accuracy of Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of Closing Date as though made at that time, and the Seller shall have received a certificate attesting thereto from the Purchaser, duly signed the Chief Executive Officer of the Purchaser.

        8.5 Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this

Agreement, including, without limitation, the deliveries required under Section 3.2, and the Seller shall have received a certificate attesting thereto from the Purchaser, duly signed by the Chief Executive Officer of the Purchaser.

9.      SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

        9.1 Survival of Representation and Warranties. The representations, warranties, covenants and obligations of the parties hereto shall survive the Closing for 12 months, except that liability with respect to the breach of any representation, warranty, covenant or obligation as to which a claim is reasonably made within such 12-month period shall continue until finally determined and paid. Any claim under this Section 9 by a party must be made by written notice to the other party within said 12-month period.

        9.2 Indemnification by the Seller. Subject to all of the provisions of this Section 9, from and after the Closing, the Seller, by its execution of this Agreement, hereby agrees to indemnify, defend with counsel reasonably satisfactory to the Purchaser and save and hold the Purchaser harmless from and against, and reimburse the Purchaser for, any and all demands, claims, actions, causes of action, assessments, liabilities, losses, expenses, judgments or deficiencies of any nature whatsoever (including, without limitation, reasonable attorney's fees and other costs and expenses incident to any suit, action or preceding) ("Losses") suffered, incurred or sustained by the Purchaser which shall arise out of or result from any breach of any representation, warranty or covenant of the Seller in this Agreement (including, without limitation, those set forth in Section 4 hereof) or nonfulfillment of any obligation of the Seller under this Agreement. Notwithstanding the foregoing, the Seller shall not be obligated to indemnify the Purchaser in respect of any Losses unless, and only to the extent that, the aggregate of all Losses exceeds Twenty Five Thousand Dollars ($25,000.00), and the indemnification obligations of the Seller in respect of all Losses to the Purchaser shall be limited to the Purchase Price.

        9.3 Indemnification by the Purchaser. Subject to all of the provisions of this Section 9, from and after the Closing, the Purchaser, by its execution of this Agreement, hereby agrees to indemnify, defend with counsel reasonably satisfactory to the Seller and save and hold the Seller harmless from and against, and reimburse the Seller for, any and all Losses suffered, incurred or sustained by the Seller which shall arise out of or result from (a) any breach of any representation, warranty or covenant of the Purchaser in this Agreement (including, without limitation, those set forth in Section 5 hereof) or nonfulfillment of any obligation of the Purchaser under this Agreement, or (b) the operation of the Facility after the Closing except as expressly provided in
Section 11.3.

        9.4 Third Party Claims. Should any claims be made or suit or proceedings be instituted against a party within the aforesaid 12-month period which, if valid or prosecuted successfully, would be a matter for which the other party is entitled to be defended, saved harmless or indemnified under this Section 9 (a "Third Party Claim"), the party entitled to be defended and indemnified shall notify the other party in writing concerning the same promptly after the assertion or commencement thereof. Failure to provide such notice within thirty
(30) days after the assertion of any such written claim or commencement of any such suit or proceeding shall relieve the other party of its indemnification obligations hereunder if the other party is prejudiced by such failure. The party obligated by this Section 9 to defend and indemnify shall control the defense of any Third Party Claim and shall use its reasonable efforts to defeat or minimize any Loss resulting from such Third Party Claim. The party providing the defense shall provide the other party with such information and opportunity for consultation as may reasonably be requested by it. The party being defended and indemnified shall render all assistance as shall reasonably be requested in the defense of any Third Party Claim.

10.     TERMINATION.

        10.1 Right to Terminate. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

                      (i) by mutual consent of the Purchaser, on the one hand, and the Seller, on the other;

                      (ii) by the Purchaser or the Seller if the Closing shall not have occurred by November 24, 2000; provided, however, that the right to terminate this Agreement under this Section 10 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

                      (iii) by the Purchaser or the Seller if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

                      (iv) by the Purchaser if the Seller (a) breaches its representations and warranties in any material respect, or (b) fails to comply in any material respect with any of its covenants or agreements contained herein; or

                      (v) by the Seller if the Purchaser (a) breaches its representations and warranties in any material respect, or (b) fails to comply in any material respect with any of its covenants or agreements contained herein.

        10.2 Obligations to Cease. In the event that this Agreement shall be terminated pursuant to Section 10.1, all obligations of the parties hereto under this Agreement shall terminate and there shall be no liability of any party hereto to any other party except for (a) the obligations with respect to confidentiality contained in Section 6.1 and (b) the obligations with respect to costs contained in Section 12.1.

11.     OBLIGATIONS AFTER THE CLOSING.
        -----------------------------

        11.1 Tax Audits. Each party shall have the right, at its own expense, to control any audit or determination by any Governmental Authority, initiate any claim for refund or amended return, and contest, resolve and defend against any assessment, notice of deficiency, or other adjustment or proposed adjustment of Taxes for any taxable period for which that party is charged with responsibility for filing a Tax Return under this Agreement (collectively, "Tax Actions"); provided, however, that the Seller, on the one hand, and the Purchaser, on the other, shall not have the right to agree to any assessment, deficiency, settlement, or other adjustment or proposed adjustment of Taxes that could adversely affect the interests of the other without such other party's written consent, which consent shall not be unreasonably withheld.

        11.2 Access. The Purchaser hereby agrees that, after the Closing, the Seller and its representatives shall have access to any business records included in the Acquired Assets which may be necessary for the Seller's tax purposes or other business purposes upon prior notice during regular business hours. Such access shall include an opportunity to make photocopies of such records.

        11.3 Operation of the Facility. Notwithstanding anything contained herein to the contrary, the Purchaser hereby agrees that after the Closing and until the later of (a) December 18, 2000 and (b) the commencement date of the Purchaser's renovations to the Facility, the Seller may continue to operate the Facility in the same manner and to the same extent that it operated it prior to the Closing and retain all accounts receivable arising from services it may provide at the Facility during such period, and the Seller shall indemnify, defend with counsel reasonably satisfactory to the Purchaser and save and hold the Purchaser harmless from and against, and reimburse the Purchaser for, any and all Losses suffered, incurred or sustained by the Purchaser which shall arise out of or result from the foregoing operation by the Seller of the Facility. The Seller shall reimburse the Purchaser for any rental payments made by the Purchaser to the Seller under the Sublease for the period it operates the Facility after the Closing.

12.     MISCELLANEOUS.

        12.1 Legal and Accounting Expenses. Except as otherwise provided herein, the Seller and the Purchaser shall each bear its own expenses in connection with this transaction.

        12.2 Publicity. At all times from the date hereof to the Closing, the parties shall agree with each other as to timing and content prior to issuing any announcement, press release, public statement or other information to the press or any third party with respect to this Agreement or the transactions contemplated hereby; provided, however, that nothing herein shall prohibit any party to this Agreement from making any public disclosure regarding this Agreement and the transactions contemplated hereby if, in the opinion of counsel to such party, such disclosure is required by Law or by valid judicial process.

        12.3 Headings. Section headings contained in this Agreement are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

        12.4 Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (a) on the date of service if personally served, (b) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid or (c) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

        If to the Purchaser, to:

                             PresGar Imaging of Highway, L.L.C.
                             15310 Amberly Drive, Suite 315
                             Tampa, Florida 33647
                             Attention: Gary Wright
                             Fax:

               With a copy to:

                            Bush Ross Gardner Warren & Rudy
                            220 South Franklin Street
                            Tampa, Florida 33602
                            Attention: David Jeffries
                            Fax: (813) 223-9620

        If to the Seller, to:

                             HealthCare Integrated Services, Inc.
                             Shrewsbury Executive Center
                             1040 Broad Street
                             Shrewsbury, New Jersey 07702
                             Attention: Elliott H. Vernon, Esq.
                             Fax: (732) 544-4070

               With a copy to:

                              Swidler Berlin Shereff Friedman, LLP
                              405 Lexington Avenue

                               New York, New York 10174
                               Attention: Scott M. Zimmerman, Esq.
                               Fax: (212) 891-9598

        12.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto shall assign any rights or delegate any duties hereunder without the prior written consent of the other party hereto, and any assignment made without such consent shall be void and constitute a default hereunder.

        12.6 Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

        12.7 Entire Agreement. This Agreement, including the Schedules, sets forth the entire understanding and agreement of the parties with respect to its subject matter and supersedes any and all prior understandings, negotiations or agreements among the parties hereto, both written and oral, with respect to such subject matter.

        12.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

        12.9 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, the validity of the remaining provisions shall not be affected and the remaining portion of any provision held to be invalid, illegal or unenforceable shall in no way be affected, prejudiced or disturbed thereby.

        12.10 No Prejudice. This Agreement has been jointly prepared and negotiated by the parties hereto and the terms hereof shall not be construed in favor of or against any party on account of its participation in such preparation.

        12.11 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

        12.12 Amendment and Modification. This Agreement may be amended or modified only by written agreement executed by all parties hereto.

        12.13 Schedules. Disclosure of any information in any Schedule hereto shall be deemed to be disclosure in all Schedules hereto, excluding, however, those Schedules for which a response of "None" has been given, and shall qualify and amplify each of the Seller's representations and warranties to the same extent as if specific reference were made to such
Schedule in the representation or warranty.

        12.14 Waiver. Each of the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the covenants, agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed by the party granting such waiver. Such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.


                      HEALTHCARE INTEGRATED SERVICES, INC.



                      By: /s/ Elliott H. Vernon
                         ---------------------------------
                             Name:      Elliott H. Vernon
                             Title:     Chairman of the Board and Chief
                                        Executive Officer


                      PRESGAR IMAGING OF HIGHWAY, L.L.C.



                      By: /s/ Gary Wright
                          ---------------------------------
                             Name:      Gary Wright
                             Title:

                                    SCHEDULES

o       Schedule 2.1(a): Furniture, Furnishings, Fixtures and Leasehold
        Improvements

o        Schedule 2.1(b): Equipment, Machinery, Tools and Personal Property

o        Schedule 2.1(c): Leasehold Interests

o        Schedule 2.1(d): Assigned Contracts

o        Schedule 2.1(e): Permits, Consents, Plans and Registration

o        Schedule 2.1(f): Supplies and Inventories

o        Schedule 2.1(g): Computer Software and Hardware

o        Schedule 2.2(f): Excluded Prepaid Expenses, Advances and Deposits

o        Schedule 2.5: Purchase Price Allocation

o        Schedule 4.4: Claims and Encumbrances

o        Schedule 4.5: Consents

o        Schedule 4.6: Permits and Licenses

o        Schedule 4.7: Employees and Employment Arrangements

o        Schedule 4.9: Legal Proceedings